Exhibit 23
                                                                      ----------



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement (Form S-8 No. 333-103429) pertaining to The TRW Employee Stock Ownership and Savings Plan of our report dated May 21, 2003, with respect to the financial statements and schedules of The TRW Employee Stock Ownership and Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.









                                                /s/ Ernst & Young LLP
                                                ---------------------
                                                ERNST & YOUNG LLP


Cleveland, Ohio
June 26, 2003